LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JUNE 30, 2000

Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

KEMPER
GLOBAL INCOME FUND

  "... The impact of Fed tightening was initially bearish for the euro this past winter, since it increased the interest-rate differential between Europe and the
                                                             United States. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

7
PORTFOLIO STATISTICS AND
GEOGRAPHIC COMPOSITION

8
PORTFOLIO OF INVESTMENTS

10
FINANCIAL STATEMENTS
13
FINANCIAL HIGHLIGHTS

15
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER GLOBAL INCOME FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30,
 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER GLOBAL INCOME        KEMPER GLOBAL INCOME        LIPPER GLOBAL INCOME
KEMPER GLOBAL INCOME FUND CLASS A                     FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
---------------------------------                 --------------------        --------------------       -----------------------
-0.61%                                                    -0.97%                      -0.93%                      0.69%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   6/30/00   12/31/99
 .........................................................
    KEMPER GLOBAL INCOME FUND
    CLASS A                          $7.75      $7.98
 .........................................................
    KEMPER GLOBAL INCOME FUND
    CLASS B                          $7.76      $8.00
 .........................................................
    KEMPER GLOBAL INCOME FUND
    CLASS C                          $7.78      $8.01
 .........................................................

 KEMPER GLOBAL INCOME
 FUND RANKINGS AS OF 6/30/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS
 CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #74 of 122 funds      #90 of 122 funds      #91 of 122 funds
 ....................................................................................
    5-YEAR        #61 of 77 funds       #68 of 77 funds       #66 of 77 funds
 ....................................................................................
    10-YEAR       #10 of 17 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND AND YIELD REVIEW
 THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF JUNE 30, 2000.

                            CLASS A     CLASS B     CLASS C
 .................................................................
    SIX-MONTHS INCOME:        $0.1800     $0.1522     $0.1553
 .................................................................
    JUNE DIVIDENDS:           $0.0300     $0.0253     $0.0258
 .................................................................
    ANNUALIZED
    DISTRIBUTION RATE:+         4.65%       3.91%       3.98%
 .................................................................
    SEC YIELD:+                 3.96%       3.42%       3.53%
 .................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON JUNE 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED JUNE 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING RISKS RELATED TO FOREIGN INVESTMENTS AND TO A NONDIVERSIFIED INVESTMENT COMPANY, ARE DISCUSSED IN THE PROSPECTUS. RISKS ASSOCIATED WITH FOREIGN SECURITIES, INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, MAY AFFECT YOUR INVESTMENT. AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST MORE THAN 5% OF ITS ASSETS IN THE SECURITIES OF A PARTICULAR FOREIGN GOVERNMENT.

TERMS TO KNOW
YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR INCOME STYLE  Morningstar's International Equity Style Box(TM)
BOX] placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.
FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with two- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes truly distressful, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered. The Fed decided to leave rates unchanged at its June meeting, and in his testimony before Congress in late July, Fed Chairman Alan Greenspan said he believes a slowdown has indeed arrived.

  Before explaining why we agree with the Fed that a slowdown is a good bet, let's review how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  The Fed only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (7/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                         6                     6.7                    5.8                   5.5
Prime rate (2)                                  9.5                     8.5                      8                   8.5
Inflation rate (3)*                             3.7                     2.7                      2                   1.6
The U.S. dollar (4)                             1.4                     1.5                   -2.2                   8.5
Capital goods orders (5)*                        39                    20.5                     -1                   7.2
Industrial production (5)*                      5.9                     4.7                    3.9                   3.9
Employment growth (6)                             2                     2.3                    2.4                   2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 6/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before is succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and more a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JULY 26, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[FALLER PHOTO]

LEAD PORTFOLIO MANAGER JAN FALLER JOINED SCUDDER KEMPER INVESTMENTS' GLOBAL BOND GROUP IN 1999. PRIOR TO JOINING THE COMPANY, JAN WAS PART OF THE GLOBAL FIXED INCOME PORTFOLIO MANAGEMENT TEAM AT PANGORA ASSET MANAGEMENT. HE RECEIVED A BACHELOR'S DEGREE FROM WESTMONT COLLEGE, SANTA BARBARA, AND AN M.B.A. FROM THE AMOS TUCK SCHOOL OF BUSINESS, DARTMOUTH COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE

DURING THE FIRST HALF OF 2000, RISING INFLATION
FEARS AND MONETARY TIGHTENING IN THE UNITED STATES
AND AROUND THE WORLD GENERATED UNCERTAINTY IN
GLOBAL BOND MARKETS. PORTFOLIO MANAGER JAN FALLER
REVIEWS THESE EVENTS AND SHARES HIS OUTLOOK FOR THE
COMING MONTHS.

Q     HOW DID WORLD MONETARY POLICY CHANGE DURING THE SIX MONTHS ENDED JUNE 30?

A     With the exception of Japan, which maintained a zero interest rate policy to sustain its economic policy, several of the world's central banks matched the U.S. Federal Reserve Board in raising their targets for short-term interest rates. Since June 1999, the Fed has raised rates six times -- including three times this year -- to slow economic growth to a more sustainable pace. As of June 30, 2000, the rate banks charge each other for overnight loans stood at
6.50 percent, the highest level since 1991.

  The last U.S. rate increase of 50 basis points (0.50 percent) on May 16 was matched by Canada's central bank. The European Central Bank followed suit with a comparable increase in early June. Meanwhile, the U.K. interest rate cycle may have peaked, with the Bank of England holding firm on rates since February. The strength of the British pound enabled the Bank of England to be less restrictive with its monetary policy during the first half of this year.

  The impact of Fed tightening was initially bearish for the euro this past winter, since it increased the interest-rate differential between Europe and the United States. The prospect of rate increases in Europe sparked concerns that the economic recovery under way would be derailed. In recent months, those concerns have calmed as the European economy continued to thrive.

Q     HOW DID KEMPER GLOBAL INCOME FUND PERFORM IN THIS ENVIRONMENT?

A     The fund provided a total return of -0.61 percent (Class A shares, unadjusted for sales charge) for the six months ended June 30, slightly less than the 0.03 percent return of the benchmark -- the Salomon Brothers World Government Bond index.

  The dominant driver of the portfolio's performance was currency exposure. The euro and the Japanese yen both declined sharply since the beginning of the year. While the fund was partially hedged in both currencies, the yen hedge was substantially larger than the euro hedge. Thus, the fall in the yen had less of an impact on fund performance. The euro rebounded in mid-May, but this had little positive effect on the fund, as the rally did not gain back nearly the ground that the euro had lost since the beginning of the year.

  The portfolio benefited from an overweight position in U.S. bonds, which currently offer some of the most attractive yields available in high-quality world government markets. Within the U.S. bond market, we remain focused on U.S. Treasuries, which rallied due to increased demand and waning supply. This supply-demand imbalance has caused the U.S. yield curve to invert. Thus, the long bond returns in the United States have substantially outperformed shorter Treasury returns.

  Similar to the United States, the United Kingdom also has an

PERFORMANCE UPDATE

inverted yield curve resulting from a supply-demand imbalance. As potential legislation was considered to decrease demand for long U.K. government bonds, yields rose in the U.K., hurting bond returns. More recently, however, the U.K. market recovered, which bolstered fund performance.

Q     DID THE FUND HAVE ANY EMERGING MARKET EXPOSURE?

A     The fund had modest exposure to the emerging markets during the six-month period. Volatility picked up significantly early in the year in response to the Fed's aggressive campaign to keep domestic inflation in check and the markets' anticipation of more U.S. rate increases. For this reason, we believed it was not a good time to be invested in most emerging markets. We focused on higher-quality countries, including Mexico and Poland. We remain cautious in our approach to investing in less developed markets, given the greater potential risks.

Q     WHAT IS THE OVERALL CREDIT QUALITY OF THE PORTFOLIO?

A     The portfolio's credit quality was AA as of June 30. We continue to focus primarily on investment-grade foreign and domestic bonds. We did not own any domestic or European high-yield bonds for much the same reasons we avoided emerging markets: The markets were not attractive relative to their potential risks. If we do reach a point when these markets look attractive, we may consider adding exposure. However, we would tread cautiously, focusing on bonds issued by creditworthy companies.

Q     WHAT IS YOUR OUTLOOK FOR WORLD MARKETS FOR THE REMAINDER OF 2000?

A     In Europe, the big question is whether or not it can replicate what has happened in the United States, i.e., a period of good growth with benign inflation. Until we see that growth convergence and convincing evidence that the euro is moving higher toward being fairly valued, we expect to maintain moderate exposure to the European bond market.

  We have recently reduced our overweight in Japan relative to our peers. We will watch for news from the central bank, but we believe that the market is overreacting to the potential for a 25-basis-point rate increase from the current zero interest rate. We do not anticipate that such a modest increase will have any significant impact on Japan's market.

  In the United States, any number of outcomes are possible. One is that the Fed will successfully engineer a soft landing for the U.S. economy. Based on history, this is not the most likely outcome. Another is that the United States could enter a period of rising inflation and slowing growth, which would have serious negative implications for the U.S. bond market. It's also possible that the Fed could raise rates. As of June 30, U.S. bond yields were more attractive than elsewhere, although the spring rally has somewhat diminished the margin of attractiveness. In the coming months, as we see opportunities overseas that offer greater total return potential on a risk-adjusted basis, we may reduce the fund's positioning in domestic bonds.

 INTEREST RATES IN SELECTED COUNTRIES
ALL YIELDS ARE SHOWN IN U.S. DOLLARS AS OF 6/30/00. INTEREST AND PRINCIPAL OF FOREIGN GOVERNMENT BONDS ARE NOT INSURED OR GUARANTEED LIKE U.S. TREASURIES. CURRENCY FLUCTUATIONS CAN REDUCE THE INCOME POTENTIAL OF FOREIGN BONDS.
[LINE CHART]

                                        UNITED
                           EURO-        KINGDOM      CANADIAN      JAPANESE
                        DENOMINATED   GOVERNMENT    GOVERNMENT    GOVERNMENT
                           BONDS         BONDS         BONDS         BONDS
                        -----------   ----------    ----------    ----------
3M                         4.23          5.97          5.67          0.14
6M                         4.59                        5.85          0.19
1Y                         4.89          6.07          6.04          0.35
2Y                         4.95          6.00          5.95          0.52
3Y                         5.00          5.89          6.01          0.74
4Y                         5.06          5.75          6.02          0.93
5Y                         5.02          5.63          5.97          1.12
6Y                         5.14          5.65          5.99          1.27
7Y                         5.25          5.59          5.97          1.45
8Y                         5.25          5.50                        1.61
9Y                         5.25          5.43          5.92          1.67
10Y                        5.22          5.17          5.86          1.76
15Y                        5.38          4.89                        1.84
20Y                        5.30          4.69          5.86          2.11
30Y                        5.44          4.50          5.54          2.22

SOURCE: BLOOMBERG BUSINESS NEWS

PORTFOLIO STATISTICS                            GEOGRAPHIC
                                          COMPOSITION

PORTFOLIO COMPOSITION*

                                      ON 6/30/00              ON 12/31/99
    FOREIGN GOVERNMENT SECURITIES         64%                      63%
 ................................................................................
    U.S. TREASURIES                       19                       19
 ................................................................................
    U.S. CORPORATES                        8                       10
 ................................................................................
    EMERGING MARKETS                       4                        7
 ................................................................................
    CASH AND EQUIVALENTS                   5                        1
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART]

AVERAGE MATURITY

                                      ON 6/30/00              ON 12/31/99
    AVERAGE MATURITY                  8.1 years                7.5 years
--------------------------------------------------------------------------------

GEOGRAPHIC COMPOSITION*
BASED ON TOTAL INVESTMENTS IN KEMPER GLOBAL INCOME FUND ON JUNE 30, 2000.

[PIE CHART]

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME FUND
Portfolio of Investments at June 30, 2000 (Unaudited)

                                                                                      PRINCIPAL
                                                                                        AMOUNT         VALUE

SHORT-TERM OBLIGATIONS--7.9%
                                                                                     $  3,800,000   $ 3,798,613
                                   Fed Home Loan Discount Notes, 6.570%*,
                                     07/03/2000
                                                                                          225,000       225,000
                                   Chase Euro Time Deposit, 6.375%, 07/03/2000
                                   --------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM OBLIGATIONS
                                                                                                      4,023,613
                                   (Cost $4,023,613)
                                   --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT & CORPORATE OBLIGATIONS--92.1%
-------------------------------------------------------------------------------------------------------------------

BRITISH POUND--5.0%
                                                                                        1,670,000     2,538,454
                                   General Motors Acceptance Corp., 6.875%,
                                     09/09/2004
                                   --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

EURO--24.1%
                                                                                        2,200,000     1,966,913
                                   Depfa Pfandbrief Bank, 4.750%, 07/15/2008
                                     (b)
                                                                                        2,700,000     2,782,542
                                   Federal Republic of Germany, 6.250%,
                                     01/04/2024
                                                                                        1,400,000     1,234,494
                                   Ford Motor Credit Corp., 3.750%, 07/12/2004
                                     (b)
                                                                                        1,000,000       938,191
                                   French Treasury Note, 4.500%, 07/12/2003
                                                                                        3,450,000     2,424,413
                                   Government of Canada, 8.500%, 04/01/2002
                                                                                        2,050,000     1,903,553
                                   Government of Spain, 4.500%, 07/30/2004 (b)
                                                                                        1,120,000     1,039,884
                                   Rheinische Hypo Bank, 4.500%, 08/26/2003
                                     (b)
                                   --------------------------------------------------------------------------------
                                                                                                     12,289,990
-------------------------------------------------------------------------------------------------------------------

JAPANESE YEN--7.1%
                                                                                      385,000,000     3,644,019
                                   Province of Ontario, 1.875%, 01/25/2010
                                   --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

NORWEGIAN KRONER--9.0%
                                                                                       39,570,000     4,595,027
                                   Norwegian Government, 7.000%, 05/31/2001
                                     (b)
                                   --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

U.S. DOLLAR--46.9%
                                                                                      350,000,000     3,447,608
                                   Federal National Mortgage Association,
                                     2.13% with various maturities to
                                     10/9/2007
                                                                                          125,000       119,250
                                   Federal Republic of Brazil, 12.750%,
                                     1/15/2020
                                                                                          100,000        84,125
                                   Federative Republic of Brazil, "New" Money
                                     Bond, Floating Rate Bond, LIBOR plus
                                     .875%, 7.000%, 4/15/2009
                                                                                          162,547       119,675
                                   Federative Republic of Brazil C Bond,
                                     8.000%, 04/15/2014
                                                                                          111,000        87,413
                                   Federative Republic of Brazil Global Bond,
                                     10.125%, 05/15/2027
                                                                                          100,000       100,850
                                   Federative Republic of Brazil, 11.625%,
                                     04/15/2004
                                                                                           65,000        67,260
                                   Government of Malaysia, 8.750%, 06/01/2009
                                                                                        4,000,000     3,674,400
                                   Kingdom of Spain, 5.875%, 07/28/2008
                                                                                           45,000        33,075
                                   Republic of Bulgaria, Collateralized
                                     Floating Rate Interest Reduction Bond,
                                     "A", Step-Up Coupon, 2.750%, 07/28/2012
                                                                                          380,000       299,725
                                   Republic of Bulgaria, Floating Rate Bond,
                                     LIBOR plus .8125%, 6.500%, 07/28/2011
                                                                                          100,000        88,750
                                   Republic of South Africa, 8.500%,
                                     06/23/2017
                                                                                        4,000,000     3,506,160
                                   Sunamerica Institute Fund, 5.750%,
                                     02/16/2009 (b)

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL
                                                                                        AMOUNT         VALUE
                                                                                     $    750,000   $ 1,497,576
                                   United Kingdom Treasury Bond, 9.000%,
                                     07/12/2011 (b)
                                                                                          300,000       294,750
                                   United Mexican States, Floating Rate
                                     Discount Bond (Detachable Oil Priced
                                     Indexed Value Recovery Rights), Series D,
                                     LIBOR plus .8125%, 6.902%, 12/31/2019
                                                                                          155,000       177,475
                                   United Mexican States Global Bond, 11.375%,
                                     09/15/2016
                                                                                           80,000        96,000
                                   United Mexican States, 11.500%, 05/15/2026
                                                                                        1,810,000     2,044,160
                                   U.S. Treasury Bonds: 7.500%, 11/15/2016
                                                                                        1,495,000     1,874,820
                                   8.500%, 02/21/2020
                                                                                        1,730,000     1,699,448
                                   U.S. Treasury Notes: 5.625%, 12/31/2002 (b)
                                                                                          700,000       688,079
                                   5.750%, 08/15/2003 (b)
                                                                                        1,360,000     1,347,243
                                   6.000%, 08/15/2004 (b)
                                                                                        2,500,000     2,536,725
                                   7.875%, 08/15/2001 (b)
                                   --------------------------------------------------------------------------------
                                                                                                     23,884,567
                                   --------------------------------------------------------------------------------
                                   TOTAL GOVERNMENT & CORPORATE OBLIGATIONS
                                                                                                     46,952,057
                                   (Cost $50,066,154)
                                   --------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100.0%
                                   (Cost $54,089,767) (a)                                           $50,975,670
                                   --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $54,089,767. At June 30, 2000, the net unrealized depreciation for all securities based on tax cost was $3,114,097. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $220,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,334,576.

(b) At June 30, 2000, these securities, in part or in whole, have been segregated to cover when-issued securities and initial margin requirements for open futures contracts.

At June 30, 2000, open futures contracts purchased (sold) were as follows:

                                                                                                            UNREALIZED
                                                 EXPIRATION                  AGGREGATE       MARKET       APPRECIATION/
FUTURES                                             DATE       CONTRACTS    FACE VALUE        VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Liffa Gilt...................................    9/27/2000        (16)      $(2,785,017)   $(2,761,245)      $23,772
U.S. Treasury 10 yr. Note....................    8/19/2000         34         3,327,423      3,348,469        21,046
Euro Bond....................................    8/24/2000         27         2,733,053      2,704,548       (28,545)
                                                                                                             -------
Total net unrealized appreciation (depreciation)......................................................       $16,273
                                                                                                             =======

    CURRENCY ABBREVIATION
------------------------------
EUR         Euro
GBP         British Pound
JPY         Japanese Yen
NOK         Norwegian Kroner

    The accompanying notes are an integral part of the financial statements.   9

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000 (Unaudited)

ASSETS
Investments, at value (cost $54,089,767)                        $ 50,975,670
----------------------------------------------------------------------------
Receivable for investments sold                                       11,263
----------------------------------------------------------------------------
Interest receivable                                                1,135,647
----------------------------------------------------------------------------
Receivable for daily variation margin on open futures
contracts                                                             13,433
----------------------------------------------------------------------------
Receivable for Fund shares sold                                        4,837
----------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
contracts                                                              5,699
----------------------------------------------------------------------------
Other assets                                                           9,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                      52,155,549
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                              3,308,659
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     103,915
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts           9,266
----------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
contracts                                                            247,454
----------------------------------------------------------------------------
Accrued management fee                                                30,414
----------------------------------------------------------------------------
Other accrued expenses                                               116,487
----------------------------------------------------------------------------
Total liabilities                                                  3,816,195
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 48,339,354
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (612,256)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
----------------------------------------------------------------------------
  Investments                                                     (3,114,097)
----------------------------------------------------------------------------
  Futures                                                             16,273
----------------------------------------------------------------------------
  Foreign currency related transactions                             (239,185)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (31,068,445)
----------------------------------------------------------------------------
Paid-in-capital                                                   83,357,064
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 48,339,354
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($42,101,421 / 5,435,659 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $7.75
----------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $7.75)                $8.12
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,026,270 /
  647,385 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.76
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,211,663 /
  155,764 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.78
----------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
Interest                                                        $ 1,528,760
---------------------------------------------------------------------------
Expenses:
Management fee                                                      190,520
---------------------------------------------------------------------------
Services to shareholders                                            104,569
---------------------------------------------------------------------------
Custodian fees                                                        8,784
---------------------------------------------------------------------------
Distribution services fees                                           26,320
---------------------------------------------------------------------------
Administrative services fees                                         57,935
---------------------------------------------------------------------------
Auditing                                                             19,915
---------------------------------------------------------------------------
Legal                                                                 8,169
---------------------------------------------------------------------------
Trustees' fees and expenses                                           9,114
---------------------------------------------------------------------------
Reports to shareholders                                              45,988
---------------------------------------------------------------------------
Registration fees                                                    30,078
---------------------------------------------------------------------------
Other                                                                 2,694
---------------------------------------------------------------------------
Total expenses, before expense reductions                           504,086
---------------------------------------------------------------------------
Expense reductions                                                   (2,988)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            501,098
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      1,027,662
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                        (894,288)
---------------------------------------------------------------------------
Futures                                                             314,462
---------------------------------------------------------------------------
Foreign currency related transactions                               558,323
---------------------------------------------------------------------------
                                                                    (21,503)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        (605,729)
---------------------------------------------------------------------------
Futures                                                             (17,129)
---------------------------------------------------------------------------
Options                                                             (10,380)
---------------------------------------------------------------------------
Foreign currency related transactions                              (833,161)
---------------------------------------------------------------------------
                                                                 (1,466,399)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,487,902)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  (460,240)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED            YEAR
                                                                  JUNE 30,         ENDED
                                                                    2000        DECEMBER 31,
                                                                (UNAUDITED)         1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)                                      $  1,027,662    $  2,630,388
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  (21,503)     (4,304,108)
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (1,466,399)     (3,558,610)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          (460,240)     (5,232,330)
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                         (1,031,355)     (1,937,931)
--------------------------------------------------------------------------------------------
  Class B                                                           (109,161)       (270,138)
--------------------------------------------------------------------------------------------
  Class C                                                            (25,990)        (61,953)
--------------------------------------------------------------------------------------------
Tax return of capital
  Class A                                                                 --        (919,110)
--------------------------------------------------------------------------------------------
  Class B                                                                 --        (128,119)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (29,383)
--------------------------------------------------------------------------------------------
                                                                  (1,166,506)     (3,346,634)
--------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         12,391,936      16,142,242
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                        848,763       2,423,023
--------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (20,976,212)    (37,079,670)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (7,735,513)    (18,514,405)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (9,362,259)    (27,093,369)
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                 57,701,613      84,794,982
--------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of net investment income of $612,256
and $473,412, respectively)                                     $ 48,339,354    $ 57,701,613
--------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                           CLASS A
                                                  SIX MONTHS
                                                   ENDED
                                                  JUNE 30,               YEARS ENDED DECEMBER 31,
                                                    2000        -------------------------------------------
                                                  (UNAUDITED)    1999     1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $ 7.98        8.94     8.58     8.97     9.05      8.55
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (gain)                           .16(a)      .32(a)   .37(a)   .48(a)   .52(a)    .61
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               (.21)       (.88)     .50     (.33)    (.02)     1.05
-----------------------------------------------------------------------------------------------------------
Total from investment operations                      (.05)       (.56)     .87      .15      .50      1.66
-----------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                 (.18)       (.13)    (.40)    (.47)    (.58)    (1.16)
-----------------------------------------------------------------------------------------------------------
Tax return of capital                                   --        (.27)    (.11)    (.07)      --        --
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (.18)       (.40)    (.51)    (.54)    (.58)    (1.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $ 7.75        7.98     8.94     8.58     8.97      9.05
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    (.61)*     (6.38)   10.48     1.80     5.87     19.89
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          42,101      49,407   69,913   72,145   86,240   102,988
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.83**      1.68     1.58     1.32     1.48      1.34
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.82**      1.67     1.58     1.32     1.48      1.34
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             4.06**      3.80     4.31     5.56     5.77      6.43
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             74**       165      313      283      276       220
-----------------------------------------------------------------------------------------------------------

                                                                          CLASS B
                                                  SIX MONTHS
                                                   ENDED
                                                  JUNE 30,              YEARS ENDED DECEMBER 31,
                                                    2000        -----------------------------------------
                                                  (UNAUDITED)   1999     1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $8.00       8.96     8.60     9.00     9.09     8.56
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (gain)                           .13(a)     .26(a)   .31(a)   .41(a)   .46(a)   .56
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               (.22)      (.88)     .49     (.33)    (.02)    1.05
---------------------------------------------------------------------------------------------------------
Total from investment operations                      (.09)      (.62)     .80      .08      .44     1.61
---------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                 (.15)      (.11)    (.34)    (.42)    (.53)   (1.08)
---------------------------------------------------------------------------------------------------------
Tax return of capital                                   --       (.23)    (.10)    (.06)      --       --
---------------------------------------------------------------------------------------------------------
Total distributions                                   (.15)      (.34)    (.44)    (.48)    (.53)   (1.08)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $7.76       8.00     8.96     8.60     9.00     9.09
---------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    (.97)*    (6.98)    9.56     1.03     5.11    19.21
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           5,026      6,955   12,536   25,735   44,678   49,692
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       2.59**     2.37     2.32     2.18     2.14     1.98
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        2.58**     2.36     2.32     2.18     2.14     1.98
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             3.31**     3.11     3.57     4.70     5.11     5.79
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             74**      165      313      283      276      220
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       CLASS C
                                                  SIX MONTHS
                                                   ENDED
                                                  JUNE 30,            YEARS ENDED DECEMBER 31,
                                                    2000        ------------------------------------
                                                  (UNAUDITED)   1999    1998    1997    1996   1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $8.01       8.99    8.62    9.02   9.09    8.56
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (gain)                           .13(a)     .27(a)  .32(a)  .42(a) .48(a)  .57
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)               (.20)      (.90)    .49    (.33)  (.02)   1.05
----------------------------------------------------------------------------------------------------
Total from investment operations                      (.07)      (.63)    .81     .09   .46     1.62
----------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                 (.16)      (.11)   (.34)   (.43)  (.53)  (1.09)
----------------------------------------------------------------------------------------------------
Tax return of capital                                   --       (.24)   (.10)   (.06)   --       --
----------------------------------------------------------------------------------------------------
Total distributions                                   (.16)      (.35)   (.44)   (.49)  (.53)  (1.09)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                         $7.78       8.01    8.99    8.62   9.02    9.09
----------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    (.93)*    (7.06)   9.72    1.09   5.31   19.26
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           1,212      1,340   2,346   1,149   821      253
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       2.48**     2.32    2.13    2.11   2.06    2.06
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        2.47**     2.31    2.13    2.11   2.06    2.06
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             3.41**     3.16    3.76    4.77   5.19    5.71
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             74**      165     313     283   276      220
----------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Global Income Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through June 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

NOTES TO FINANCIAL STATEMENTS

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At December 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $30,985,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($4,524,000), December 31,

NOTES TO FINANCIAL STATEMENTS

                             2004 ($2,851,000), December 31, 2005 ($7,021,000),
                             December 31, 2006 ($7,021,000), December 31, 2007
                             ($9,568,000) the respective expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $190,520 for the six months ended June 30, 2000. Scudder Investments
                             (U.K.) Limited, an affiliate of Scudder Kemper serves as sub-advisor for the Fund and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended June 30, 2000 are $866.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended June 30, 2000 are $44,780.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid for the six months ended June 30, 2000, are $57,935, of which $1,910 was unpaid. In addition $347 was paid by KDI to affiliates.

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $63,328 for the six months ended June 30, 2000, of which $30,520 was unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended June 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $9,114 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $17,517,700

                             Proceeds from sales                      24,195,164

                             Transactions in written options for the six months ended June 30, 2000 are summarized as follows:

                                                                        OVER-THE-COUNTER OPTIONS ON CURRENCIES
                                                                        --------------------------------------
                                                                                     JPY         PREMIUMS
                                                                                 ------------    --------
                                       Beginning of year                          203,500,000    $21,368
                                       Expired                                   (203,500,000)   (21,368)
                                                                                 ------------    --------
                                       End of year                                         --    $    --
                                                                                 ============    ========

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       (UNAUDITED)
                                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                                      JUNE 30, 2000               DECEMBER 31, 1999
                                                                --------------------------    --------------------------
                                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                  1,412,692    $ 11,098,155     1,371,043    $ 11,473,200
                                       ---------------------------------------------------------------------------------
                                        Class B                     80,983         633,327       277,786       2,350,082
                                       ---------------------------------------------------------------------------------
                                        Class C                     43,443         342,954        60,774         520,558
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     94,641    $    736,750       245,037       2,043,548
                                       ---------------------------------------------------------------------------------
                                        Class B                     11,637          90,899        39,483         331,092
                                       ---------------------------------------------------------------------------------
                                        Class C                      2,700          21,114         5,782          48,383
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (2,304,581)   $(18,056,302)   (3,462,312)    (28,692,161)
                                       ---------------------------------------------------------------------------------
                                        Class B                   (274,113)     (2,149,666)     (632,941)     (5,274,571)
                                       ---------------------------------------------------------------------------------
                                        Class C                    (57,658)       (452,744)     (160,348)     (1,314,536)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     40,333    $    317,500       214,939       1,798,402
                                       ---------------------------------------------------------------------------------
                                        Class B                    (40,225)       (317,500)     (214,284)     (1,798,402)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ (7,735,513)                 $(18,514,405)
                                       ---------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2000, the Fund's custodian and transfer agent fees were reduced by $980 and $2,008, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    COMMITMENTS             As of June 30, 2000 the Fund had entered into the
                             following forward currency exchange contracts resulting in a net unrealized depreciation of $241,755.

                                                                                                NET UNREALIZED
                                                                                   SETTLEMENT   APPRECIATION/
                                       CONTRACTS TO DELIVER      IN EXCHANGE FOR      DATE      (DEPRECIATION)
                                       -----------------------------------------------------------------------
                                       CAD           2,970,138   USD   2,013,653   8/14/2000      $   5,699
                                       JPY         491,372,271   USD   4,561,887    8/5/2000       (115,326)
                                       JPY         111,262,890   USD   1,057,632   8/15/2000         (1,443)
                                       NOK          15,772,841   USD   1,744,783   8/15/2000        (90,770)
                                       EUR           2,696,700   USD   2,555,393   8/22/2000        (23,481)
                                       EUR             853,482   USD     808,760   8/22/2000         (7,431)
                                       GBP           3,130,397   USD   2,067,415   8/15/2000         (9,003)
                                       -----------------------------------------------------------------------
                                       Net unrealized appreciation (depreciation)                 $(241,755)
                                                                                                  =========

--------------------------------------------------------------------------------

7    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                                                                           NOTES

NOTES

                                                                           NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK CASADY
Trustee                           President                         JOHN R. HEBBLE
                                                                    Treasurer
LEWIS A. BURNHAM                  PHILLIP J. COLLORA
Trustee                           Vice President                    MAUREEN E. KANE
                                  and Secretary                     Assistant Secretary
LINDA C. COUGHLIN
Trustee                           JAN C. FALLER                     CAROLINE PEARSON
                                  Vice President                    Assistant Secretary
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY                   BRENDA LYONS
                                  Vice President                    Assistant Treasurer
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           LINDA J. WONDRACK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, Il 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121-9066
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Tech Center
                                      Brooklyn, NY 11245
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL, 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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KGIF - 3 (8/17/00) 1118710